                      Morgan Stanley Fundamental Value Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Consec  8/9/0    -     $99.00 $330,00  80,000    0.02%  0.07%   Goldma  Goldma
o Inc.    5                    0,000                              n        n
                                                                Sachs    Sachs
                                                                Intern
                                                                ationa
                                                                  l,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Intern
                                                                ationa
                                                                  l,
                                                                 Bank
                                                                  of
                                                                Americ
                                                                  a,
                                                                Lehman
                                                                Brothe
                                                                  rs